                                   EXHIBIT 24

                                POWER OF ATTORNEY

     Each director and/or officer of Value City Department Stores, Inc. (the "Corporation") whose signature appears below hereby appoints George Kolber and James A. McGrady as the undersigned's attorneys or any of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended February 3, 2001, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

     IN WITNESS WHEREOF, we have hereunto set our hands effective as of the 27th day of April, 2001.

/s/ Jay L. Schottenstein                                      Chairman of the Board of Directors
------------------------------------------------              (Principal Executive Officer)
Jay L. Schottenstein

/s/ George Kolber                                             Chairman of the Board of Directors
------------------------------------------------              and Chief Executive Officer
George Kolber

/s/ Saul Schottenstein                                        Vice Chairman of the Board of Directors
------------------------------------------------
Saul Schottenstein

/s/ Martin P. Doolan                                          Vice Chairman of the Board of Directors
------------------------------------------------
Martin P. Doolan

/s/ James A. Mcgrady                                          Chief Financial Officer and Treasurer
------------------------------------------------              (Principal Financial Accounting Officer)
James A. Mcgrady

/s/ Henry L. Aaron                                            Director
------------------------------------------------
Henry L. Aaron

/s/ Ari Deshe                                                 Director
------------------------------------------------
Ari Deshe

/s/ Jon P. Diamond                                            Director
------------------------------------------------
Jon P. Diamond

/s/ Richard Gurian                                            Director
Richard Gurian

/s/ Dr. Norman Lamm                                           Director
------------------------------------------------
Dr. Norman Lamm

/s/ Robert L. Shook                                           Director
------------------------------------------------
Robert L. Shook

/s/ Geraldine H. Schottenstein                                Director
------------------------------------------------
Geraldine H. Schottenstein



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